Exhibit 10.28
FIRST AMENDMENT TO THE ORWELL-TRUMBULL PIPELINE CO., LLC
OPERATIONS AGREEMENT
     This First Amendment by and between ORWELL NATURAL GAS COMPANY (“Operator”) and ORWELL-TRUMBULL PIPELINE CO., LLC (“Owner”) is entered into this 1st day of July, 2008 and is intended to amend that certain Operations Agreement dated January 1, 2006 in the following particulars to-wit:
1.	The Term of the Operations Agreement as set forth in Section 1.1 is hereby amended in as follows:
“This Agreement shall remain in effect January 1, 2006 and shall continue in full force and effect terminating on December 31, 2023, and shall continue from year to year thereafter, unless cancelled by either party upon thirty days written notice.”
In all other respects the January 1, 2006 Operations Agreement shall remain in full force and effect and unmodified.

ORWELL NATURAL GAS COMPANY		ORWELL-TRUMBULL PIPELINE CO., LLC

By:	/s/ Stephen G. Rigo	By:	/s/ Richard M. Osborne

	Stephen G. Rigo,		Richard M. Osborne, Managing Member
Executive Vice President